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                                                                    EXHIBIT 23.3

                             ACCOUNTANTS' CONSENT



We consent to the incorporation by reference in this registration of Orchid BioSciences, Inc. ("Orchid") on Form S-8 of our report dated February 19, 1999, on the 1998 financial statements of GeneScreen, Inc. and subsidiaries, appearing in Orchid's prospectus filed on May 4, 2000.


                                             /s/ Deloitte & Touche LLP
                                             -------------------------
                                             Deloitte & Touche LLP

Dallas, Texas
January 2, 2001